Defined Benefit Plan (Details) - Schedule of Benefit Obligation and the Net Periodic Benefit Cost	Mar. 31, 2024	Dec. 31, 2023
Schedule of Benefit Obligation and the Net Periodic Benefit Cost [Abstract]
Discount rate	1.45%	1.45%
Expected long-term rate of return on plan assets	1.45%	1.45%
Rate of compensation increase	3.00%	3.00%